UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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TravelCenters of America Inc.
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Notice of 2022 Annual Meeting
of Stockholders and Proxy Statement
Thursday, June 9, 2022 at 9:30 a.m., Eastern time
Live Webcast Accessible at
https://www.viewproxy.com/TravelCentersofAmerica/2022

Travel Center
Lounge
Showers

BUSINESS AT A GLANCE

TravelCenters of America Inc. (Nasdaq: TA) is the nation's largest publicly traded owner/operator of a full-service travel center network. Founded in 1972 and headquartered in Westlake, Ohio, its more than 18,000 team members serve guests in 276 locations in 44 states, principally under the TA®, Petro Stopping Centers® and TA Express® brands. Offerings include diesel and gasoline fuel, truck maintenance and repair, full-service and quick-service restaurants, travel stores, car and truck parking and other services dedicated to providing great experiences for its guests. TA is committed to sustainability, with its specialized business unit, eTA, focused on sustainable energy options for professional drivers and motorists, while leveraging alternative energy to support its own operations. TA operates over 600 full-service and quick-service restaurants and nine proprietary brands, including Iron Skillet® and Country Pride®.

CELEBRATING **50** YEARS OF SERVICE

276 FULL SERVICE TRAVEL CENTERS

44 STATES

2.3B GALLONS OF FUEL SOLD IN 2021

ROBUST SITE NETWORK CREATES SIGNIFICANT BARRIER TO ENTRY

TA (175)
PETRO (76)
TA EXPRESS (25)

U.S. INTERSTATE TRAVEL CENTER MARKET SHARE[(1)]

Pilot FLYING J
Love's
TA
12%
8%
4%
76%
Hwy Mkt Share(1)

2021 BUSINESS HIGHLIGHTS

- Concluded 2021 with a 51% increase in full-year revenues and a 490% increase in full-year net income.
- Created a new business unit, eTA, to advance sustainable energy efforts.
- Sold its standalone restaurant business, Quaker Steak & Lube, including its 41 locations.
- Added the operations of five new franchise sites and an additional 26 new franchise sites came under agreement.
- Announced plans to grow its business through tuck-in acquisitions of existing travel centers.
- Announced nationwide plan to upgrade more than 100 locations by mid-year 2023, introduced its new design concept at grand re-opening of its Seymour, IN, location and introduced its new fast casual dining experience "The Kitchen."
- Added to the Russell 2000® Index, providing broader visibility to the investment community.

TA travel center data presented as of December 31, 2021.
(1) By number of travel centers adjacent to interstate highways, as per Trucker's Friend 2017 edition

LETTER TO OUR STOCKHOLDERS FROM YOUR BOARD OF DIRECTORS
Dear Fellow Stockholders,
Please join us for our 2022 Annual Meeting of Stockholders, which will be held virtually at 9:30 a.m. on Thursday, June 9, 2022. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites your receipt of these important materials while lowering costs and reducing the environmental impact of our annual meeting.
This year marks our 50th anniversary of providing a home away from home for professional drivers and providing meals, fuel and merchandise for communities and highway travelers. Despite significant ongoing COVID-related labor and supply chain challenges during 2021, we continued to deliver on our transformation plans focused on upgrading the guest experience, growing the company and creating long-term shareholder value. Some of our key accomplishments in 2021 include:
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Increasing our net income 490% over the prior year;

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Delivering top line improvements year over year in both our fuel and non-fuel businesses with a continued focus on managing and rationalizing cost;

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Successfully executing on our transformation plan to improve operational efficiency and profitability through aggressive cost discipline and an expansion strategy focused on franchising opportunities;

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Unveiling our nationwide site upgrade plan and new travel center design concepts;

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Completing the sale of our stand-alone restaurant business to further concentrate our efforts on our core travel centers business and executing our transformation and growth initiatives; and

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Expanding our franchised travel center business.

We take seriously our role in the oversight of our Company’s long term business strategy, which is the best path to long term value creation for you, our stockholders. We continue to monitor changing events and circumstances with an eye to managing for the global good, mitigating the negative impact on our business and best positioning us for growth.
We thank you for your investment in our Company and for the trust you place in us to oversee your interests in our business.
April 7, 2022
Barbara D. Gilmore	Jonathan M. Pertchik
Lisa Harris Jones	Elena B. Poptodorova
Joseph L. Morea	Adam D. Portnoy
Rajan C. Penkar

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
Location: Live Webcast Accessible at https//www.viewproxy.com/TravelCentersofAmerica/2022 Date: Thursday, June 9, 2022 Time: 9:30 a.m., Eastern time
Agenda:
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Elect the Director nominees identified in the accompanying Proxy Statement to our Board of Directors;

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Ratify the appointment of Deloitte & Touche LLP as our independent auditors to serve for the 2022 fiscal year; and

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Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

Record Date: You can vote if you were a stockholder of record as of the close of business on March 22, 2022.
Attending our 2022 Annual Meeting: Due to the continuing public health impact of the COVID-19 pandemic and to protect the health and well-being of our stockholders and other stakeholders, our 2022 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. No physical meeting will be held.
Record Owners: If you are a stockholder as of the close of business on the record date who holds shares directly, you may participate in the 2022 Annual Meeting via internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/TravelCentersofAmerica/2022. Please have the control number located on your proxy card or voting information form available.
Beneficial Owners: If you are a stockholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend the 2022 Annual Meeting. You will need to present evidence of your beneficial ownership of shares. You will not be able to vote your shares at the 2022 Annual Meeting without a legal proxy. Beneficial owners should complete the registration process at least three days in advance of the 2022 Annual Meeting to ensure that all documentation and verifications are in order.
Please see the accompanying Proxy Statement for additional information.
By Order of our Board of Directors,
Jennifer B. Clark
Secretary
April 7, 2022

PLEASE VOTE
Please vote to play a part in our future. The Nasdaq Stock Market LLC (the “Nasdaq”) rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.
PROPOSALS THAT REQUIRE YOUR VOTE
PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL
1	Election of Directors	Page 11	✓ FOR	Plurality of all votes cast
2	Ratification of independent auditors*	Page 26	✓ FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:
via the internet
Visit www.proxyvote.com and enter your 16-digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on June 8, 2022 to authorize a proxy VIA THE INTERNET.

by phone
Call 1-800-690-6903 if you are a stockholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on June 8, 2022 to authorize a proxy BY TELEPHONE. You will need the 16-digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.

by mail	Sign, date and return your proxy card if you are a stockholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.
If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.
PLEASE VISIT: www.proxyvote.com
•
To review and download easy to read versions of our Proxy Statement and Annual Report.

•
To sign up for future electronic delivery to reduce the impact on the environment.

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   1

April 7, 2022
PROXY STATEMENT
The Board of Directors (our “Board”) of TravelCenters of America Inc., a Maryland corporation (the “Company,” “we,” “us” or “our”), is furnishing this proxy statement (the “Proxy Statement”) and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by our Board for our 2022 annual meeting of stockholders. Due to the continuing public health impact of the COVID-19 pandemic and to protect the health and well-being of our stockholders and other stakeholders, our annual meeting will be held virtually via live webcast on Thursday, June 9, 2022, at 9:30 a.m., Eastern time, subject to any postponements or adjournments thereof (the “2022 Annual Meeting”). We are first making these proxy materials available to stockholders on or about April 7, 2022.
Only owners of record of shares of common stock of the Company (“Common Shares”) as of the close of business on March 22, 2022, the record date for our 2022 Annual Meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share. Our Common Shares are listed on The Nasdaq Stock Market LLC (the “Nasdaq”). On March 22, 2022, there were 14,837,240 Common Shares issued and outstanding.
The mailing address of our principal executive office is 24601 Center Ridge Road, Westlake, Ohio 44145.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR 2022 ANNUAL MEETING TO BE HELD ON THURSDAY, JUNE 9, 2022.
The Notice of 2022 Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2021 are available at www.proxyvote.com.

2   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
Board Composition

We are currently governed by a seven member Board of Directors. Ensuring our Board is comprised of Directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long-term interests of stockholders is a top priority of our Board and our Nominating and Governance Committee. Our Board continues to actively evaluate its composition. Our Board’s expansion and refreshment activities have increased the ratio of Independent Directors to Managing Directors and created more skill mix and diversity.
OUR BOARD BELIEVES THAT ITS MEMBERS SHOULD:

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exhibit high standards of integrity and ethics;

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have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

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have a strong record of achievements;

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have knowledge of the travel center and its related businesses and factors impacting those businesses;

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have diverse perspectives, backgrounds and experiences, including professional background, gender, ethnicity, nationality and skills; and

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be committed to serving on our Board over a period of years in order to develop knowledge about the Company’s operations and have sufficient time and availability to devote to Board and committee matters.

In addition, our Board has determined that our Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. Our Board believes that Directors with one or more of the following professional skills or experiences can assist in meeting this goal:

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work experience with a proven record of success in his, her or their field;

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risk oversight/management expertise;

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accounting and finance, including a high level of financial literacy and understanding of the impact of financial market trends on the service retail industry, including the travel center and restaurant businesses;

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operating business and/or transactional experience;

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management/leadership experience;

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knowledge of the Company’s historical business activities;

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familiarity with travel centers and ancillary businesses;

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experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

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service on other public company boards and committees;

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qualifying as a Managing Director in accordance with the requirements of our governing documents; and

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qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the Securities and Exchange Commission (“SEC”) and our governing documents.

Our Nominating and Governance Committee and our Board consider the qualifications, characteristics and skills of Directors and Director candidates individually and in the broader context of our Board’s overall composition when evaluating potential nominees for election as Director.

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   3

Board Diversity Matrix

The Nominating and Governance Committee is committed to continuing to identify and recruit highly qualified director candidates with diverse experiences, perspectives, and backgrounds to join our Board. The table below provides certain information regarding the composition of our Board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f) and related instructions.
Total Number of Directors	7
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	4	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Key Responsibilities of Our Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓
Our Board oversees and monitors strategic planning.

✓
Business strategy is a key focus of our Board and embedded in the work of Board committees.

✓
Company management is charged with executing business strategy and provides regular performance updates to our Board.

✓
Our Board oversees risk management.

✓
Board committees, which meet regularly and report back to our full Board, play significant roles in carrying out the risk oversight function.

✓
Company management is charged with managing risk, through robust internal processes and effective internal controls.

✓
Our Board oversees succession planning and talent development for senior executive positions.

✓
Our Nominating and Governance Committee makes an annual report to our Board on succession planning.

✓
In the event of a succession, our entire Board may work with our Nominating and Governance Committee, or the Independent Directors, as applicable, to nominate and evaluate potential successors.

4   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

Our Board’s Role in Oversight of Risk Management

Our Board is elected by our stockholders to oversee our business and long term strategy. As part of fulfilling its responsibilities, our Board oversees the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations. Inherent in these responsibilities is our Board’s understanding and oversight of the various risks we face. Our Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of our business strategy.
Our Board oversees risk as part of its general oversight of our Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. Our day to day business is conducted by management, and management is responsible for incorporating risk management in its activities. Our Director of Internal Audit reports to our Audit Committee and provides us with advice and assistance with our risk management function.
In discharging their oversight responsibilities, our Board and Board committees regularly review a wide range of reports provided to them by management, internal audit and service providers, including:
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reports on market and industry conditions;

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reports on the impact of the COVID-19 pandemic on our business;

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operating and regulatory compliance reports;

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financial reports;

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reports on risk management activities;

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regulatory and legislative updates that may impact us;

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reports on the security of our information technology processes and our data; and

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legal proceedings updates and reports on other business related matters.

Our Board and Board committees discuss these matters among themselves and with our management, our Director of Internal Audit, legal counsel, our independent auditors and other professionals, as appropriate.
Our Audit Committee takes a leading role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management, including cybersecurity, and our compliance with legal and regulatory requirements. Our Board and Audit Committee review reports annually from our independent auditors regarding potential risks, including risks related to our internal control over financial reporting and at other times as may be warranted. Our Audit Committee also annually reviews and approves an internal audit plan developed by our Director of Internal Audit and oversees its execution with the goal of helping us systematically evaluate the effectiveness of our risk management, control and governance processes. Our Audit Committee meets at least quarterly and reports its findings and results of its monitoring activities and oversight on our financial reporting, internal audit function, risk management, including cybersecurity, and our compliance with legal and regulatory requirements, as applicable, to our Board. Our Audit Committee also meets quarterly with our Director of Internal Audit to review the results of our internal audits and receive reports, and directs or recommends to our Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management, including cybersecurity, as it determines appropriate.
Our Audit Committee considers risks related to cybersecurity, and receives quarterly reports from our management regarding cybersecurity risks and countermeasures being undertaken or considered by us, including updates on the internal and external cybersecurity landscape and relevant technical developments and more frequent reports as it may direct or as warranted. We have implemented and maintain administrative, technical, and physical security controls and have adopted the National Institute of Standards and Technology Cybersecurity Framework (NIST CSF). We perform security assessments and exercises at least annually with qualified third parties, which assessments and exercises include, but are not limited to, penetration tests, business risk assessments, maturity assessments, and incident response tabletop

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   5

exercises. In addition, we conduct annual data security education and testing for our employees and unannounced email phishing exercises.
Our Compensation Committee, whose responsibilities are detailed in its charter, among other responsibilities, evaluates the performance of our Director of Internal Audit and the performance of The RMR Group LLC (“RMR”) under our business management agreements, including with respect to the risk implications of our executive compensation program. Also, our Compensation Committee and our Board consider that we have a share award program that requires share awards to executive officers to vest over a period of years. We believe that the use of share awards vesting over time rather than stock options mitigates the incentives for our management to undertake undue risks and encourages management to make long term and appropriately risk balanced decisions.
It is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for us to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our ability to manage risk is subject to substantial limitations.
To learn more about the risks we face, you can review the matters discussed in Part I, “Item 1A. Risk Factors” and “Warning Concerning Forward-Looking Statements” in our Annual Report to Stockholders for the fiscal year ended December 31, 2021 (the “Annual Report”). The risks described in our Annual Report are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.
Director Independence

Under the corporate governance listing standards of the Nasdaq, to be considered independent:
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a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

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a board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, our Board has adopted written Governance Guidelines as described below.

Our Board is comprised of seven Directors, including five Independent Directors and two Managing Directors. Under our bylaws (our “Bylaws”), so long as the number of directors is less than five, at least one director must meet the qualifications of a Managing Director and, so long as the number of directors is five or greater, at least two directors must meet the qualifications of a Managing Director. Our Bylaws require that a majority of our Board be Independent Directors. Under our Bylaws, Independent Directors are Directors who are not employees of the Company or RMR, are not involved in the Company’s day to day activities and are persons who qualify as an independent director under the applicable rules of the Nasdaq and the SEC. As set forth in our Bylaws, Managing Directors are Directors who are not Independent Directors and who have been employees or officers of the Company or RMR or involved in the day to day activities of the Company for at least one year prior to such Director’s election.
Our Board affirmatively determines whether Directors have a direct or indirect material relationship with us, including our subsidiaries, other than serving as our Directors or trustees or directors of our subsidiaries. In making independence determinations, our Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Director’s relationship with us, our Board considers all relevant facts and circumstances, not merely from the Director’s standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on our Board’s review, our Board has determined that Barbara D. Gilmore, Lisa Harris Jones, Joseph L. Morea, Rajan C. Penkar and Elena B. Poptodorova currently qualify as independent directors under applicable Nasdaq and SEC criteria and as Independent Directors under our Bylaws. In making these independence determinations, our Board reviewed and discussed additional information provided by us and our Directors with regard to each of the

6   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

Directors’ relationships with us, RMR or The RMR Group Inc. (“RMR Inc.”), the managing member of RMR, and the other companies to which RMR provides management services (the “RMR Clients”), including, for example, relevant information related to Mr. Penkar’s service as a director of USA Truck Inc. (“USA Truck”). Our Board determined that our business with USA Truck is not material to us and that Mr. Penkar’s service on the board of directors of USA Truck does not create a conflict of interest or impair Mr. Penkar’s judgment with respect to his responsibilities as an Independent Director. Our Board continues to monitor our relationship with USA Truck in regards to Mr. Penkar’s continued service on both boards. Our Board has concluded that none of these five Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.
Executive Sessions of Independent Directors

Pursuant to our Governance Guidelines, our Independent Directors are expected to meet at least twice per year in regularly scheduled meetings at which only Independent Directors are present. Our Independent Directors also meet separately with our officers, with our Director of Internal Audit and with our independent auditors. The presiding Director for purposes of leading Independent Director sessions will be the Lead Independent Director, unless the Independent Directors determine otherwise.
Board Leadership Structure

All Directors play an active role in overseeing our business both at our Board and committee levels. As set forth in our Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing our Company and our strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit and nonprofit organizations and law firms, and also have served as government officials. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of our officers and advisers. Our Board is small, which facilitates informal discussions and communication from management to our Board and among Directors.
Adam Portnoy has served as Chair of our Board since 2019. One or more of our executive officers and our Director of Internal Audit regularly attend Board and Board committee meetings. Special meetings of our Board may be called at any time by the Chair of our Board or on the written request to our Secretary by a majority of our Board. Our Managing Directors, in consultation with our management and our Director of Internal Audit, set the agenda for Board meetings. Other Directors may suggest agenda items as well. Discussions at Board meetings are led by the Managing Director, Independent Director or member of management who is most knowledgeable on a subject.
Five of our Directors, including both of our nominees for election at our 2022 Annual Meeting, are independent under the applicable Nasdaq and SEC criteria and our governing documents. All of the members of our Audit Committee, Nominating and Governance Committee and Compensation Committee are independent under the applicable listing requirements and rules of the Nasdaq and other applicable laws, rules and regulations, including those of the SEC. As set forth in our governing documents, two of our Directors are Managing Directors, persons who have been employees or officers of us or RMR who have been involved in our day to day activities for at least one year prior to his, her or their election as Directors.
Lead Independent Director

We have a Lead Independent Director who is selected annually by the vote of a majority of our Independent Directors. Currently, Ms. Gilmore serves as our Lead Independent Director. Our Lead Independent Director has well-defined, robust responsibilities that include:
•
presiding at all meetings of our Board at which the Chair or a Managing Director is not present;

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   7

•
presiding at all meetings and executive sessions of the Independent Directors;

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having the authority to call meetings of the Independent Directors or executive sessions of the Independent Directors;

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serving as the principal liaison between the Independent Directors and the senior management team;

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arranging, together with the Chair of our Board, for appropriate information (including quality and quantity) to be timely provided to our Board and the Independent Directors;

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assisting our Compensation Committee in its annual evaluation of the performance of our management and of our manager, RMR;

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assisting with setting Board meeting agendas and arranging meeting schedules, including to ensure that there is sufficient time for discussion of all agenda items;

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considering suggestions for meeting agenda items from other Independent Directors;

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authorizing the retention of advisors and consultants who report directly to the Independent Directors when appropriate; and

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if requested, and in coordination with the Chair of our Board and our management, being reasonably available for consultation and direct communication with stockholders.

Code of Business Conduct and Ethics and Committee Governance

Our Board is committed to corporate governance that promotes the long term interests of our stockholders. Our Board has established Governance Guidelines that provide a framework for effective governance. Our Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.
We have also adopted a Code of Business Conduct and Ethics (the “Code”) to, among other things, provide guidance to our and our subsidiaries’ directors, officers and employees and RMR, its officers and employees and its parent’s and subsidiaries’ directors, trustees, officers and employees to ensure compliance with applicable laws and regulations.
Our Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee, Compensation Committee and Nominating and Governance Committee each have a written charter, and each Board committee reviews its written charter on an annual basis to consider whether any changes are required.
Our Audit Committee, Compensation Committee and Nominating and Governance Committee are each comprised entirely of Independent Directors under applicable Nasdaq rules who also meet the independence criteria applicable to audit committees and compensation committees under the Sarbanes-Oxley Act of 2002 and the SEC’s implementing rules under that law.
Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code and information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Directors, individually or as a group. To access these documents on our website, visit www.ta-petro.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of the Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.
Prohibition on Hedging

Our Insider Trading Policies and Procedures expressly prohibit members of our Board and our officers from engaging in hedging transactions involving our securities.

8   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

Recommendations for Directors

Our Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to our Board nominees for election at each annual meeting of stockholders. Our Nominating and Governance Committee may consider candidates suggested by our Directors, officers or stockholders or by others. Stockholders who would like to recommend a Director nominee should submit their recommendations in writing by mail to the Chair of our Nominating and Governance Committee, c/o TravelCenters of America Inc., Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@ta-petro.com. Any such recommendation should include a description of the candidate’s qualifications for Board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the stockholder and the candidate for more information. Our Nominating and Governance Committee may request additional information about the stockholder recommended nominee or about the stockholder recommending the nominee. Recommendations by stockholders will be considered by our Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.
Communications with Our Board

Our Board has established a process to facilitate communication by stockholders and other stakeholders with our Directors. Communications should be addressed to our Directors in care of the Secretary, TravelCenters of America Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@ta-petro.com.
Sustainability

We continue to incorporate sustainability into our business and are taking a values-driven approach when developing our strategies. Positively impacting the environment and society are key pieces of our business strategy. We believe companies that are environmentally friendly, passionate about giving and value and embrace diversity will be successful in the long-term.
•
Giving: We are a 50-year-old company and seek to give back to the communities in which we operate. Our giving philosophy includes supporting organizations that promote the health and wellbeing of professional drivers, support the development of youth through educational initiatives, help veterans and active-duty military and their families, provide assistance to human trafficking victims, and support diversity initiatives. Examples of our implementing this philosophy include our continued support of the St. Christopher Truckers Relief Fund and Truckers Against Trafficking. We are creating a culture of giving at our Company by consistently communicating the importance of charitable giving, by providing opportunities to participate in charitable events, including races and fundraisers, by providing charitable volunteer opportunities for team members, by hosting regular register round-up campaigns at our sites to raise money for qualified charitable organizations and by embedding human trafficking awareness training in our educational curriculum.

•
Environmental Stewardship: We continue to pursue our commitment to sustainability and alternative energy with eTA, a business division formed on Earth Day 2021. In addition to installing new passenger electric vehicle (EV) charging stations at several locations, we are developing collaborative relationships on the commercial truck side of sustainable energy, staying close to our customers’ plans and government incentives. In addition, we are implementing several programs to improve the environmental footprint of our travel centers, including recycling and seeking and employing ways to conserve paper, water and electricity. These programs allow TA to implement sustainability strategies, while also improving our bottom line and competitive positioning by reducing our operating costs and improving operational efficiencies.

•
Diversity: We pledge to ensure diversity in the workforce. Our recruiting efforts are aimed at helping foster diversity in the workplace, as well providing opportunities for veterans. Our Board is

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   9

comprised of more than 40% women and 29% of our directors are from underrepresented communities. We also continue to be a proud supporter of The Women in Trucking Foundation, a non-profit organization that encourages the employment of women in the trucking industry, promotes their accomplishments and minimizes obstacles faced by women in the trucking industry. We also support diversity with our charitable giving to organizations such as the Diversity Center of Northeast Ohio and the Special Olympics.
We recognize the increasing interest from investors, customers, employees and other stakeholders on corporate responsibility, specifically related to environmental, social and governance (ESG) factors. As we further enhance our sustainability program, we are developing an inaugural ESG report to assess our current state, define our future goals, and drive and communicate our sustainability initiatives. We expect to release this report later in 2022.
Stockholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2023 Annual Meeting of Stockholders: Stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received at our principal executive office on or before December 8, 2022 in order to be eligible to be included in the proxy statement for the 2023 annual meeting of stockholders; provided, that, if the date of the 2023 annual meeting of stockholders is more than 30 days before or after June 9, 2023, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include stockholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.
Deadline to Submit Nominations and Other Proposals for the 2023 Annual Meeting of Stockholders Under our Bylaws: To be timely, stockholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2023 annual meeting must be received by our Secretary at our principal executive office, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern time, on December 8, 2022 and not earlier than November 8, 2022; provided, that, if the date of the 2023 annual meeting of stockholders is more than 30 days earlier or later than June 9, 2023, then a stockholder’s notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2023 annual meeting of stockholders is mailed or otherwise made available or (ii) public announcement of the date of the 2023 annual meeting of stockholders is first made by us. Stockholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Charter and Bylaws, which include, among other things, requirements as to the stockholder’s timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.
The foregoing description of the deadlines and other requirements for stockholders to submit a nomination for election to our Board or proposal of other business for consideration at an annual meeting of stockholders is only a summary and is not a complete listing of all requirements. Copies of our Bylaws, including the requirements for stockholder nominations and other stockholder proposals, may be obtained by writing to our Secretary at TravelCenters of America Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC’s website, www.sec.gov. Any stockholder considering making a nomination or proposal should carefully review and comply with those provisions.

10   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS
Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Ms. Harris Jones and Mr. Penkar, each for election as Independent Directors. Ms. Harris Jones and Mr. Penkar currently serve on our Board. If elected, each of Ms. Harris Jones and Mr. Penkar would serve until our 2025 annual meeting of stockholders and until his, her or their successor is duly elected and qualifies, subject to the individual’s earlier death, resignation, retirement, disqualification or removal.
We expect that each Director nominee will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by our Board.
A plurality of all the votes cast is required to elect a Director at our 2022 Annual Meeting.
The names, principal occupations and certain other information regarding the Director nominees, as well as a summary of the key experiences, qualifications, attributes, skills and backgrounds that led our Nominating and Governance Committee and our Board to conclude that such persons are currently qualified to serve as Directors, are set forth on the following pages.
Our Board of Directors recommends a vote “FOR” the election of both Director nominees.

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Directors and Director Nominees to be Elected at our 2022 Annual Meeting

Lisa Harris Jones Age: 54 Independent Director since 2013 Class/Term: Class III with a term expiring at our 2022 Annual Meeting	Board Committees: • Audit • Compensation • Nominating and Governance • Gaming Compliance Committee (Board Liaison)	Other RMR Managed Public Company Boards(1): • Diversified Healthcare Trust (since 2015) • Industrial Logistics Properties Trust (since 2018) Other Non-RMR Managed Public Company Boards: None

Ms. Harris Jones is the founding and managing member of Harris Jones & Malone, LLC (HJM), a Maryland based law firm that focuses on state and local lobbying, government relations and procurement. Ms. Harris Jones’s practice includes representation of small and large business enterprises, both publicly and privately held, municipalities and related quasi-public agencies, and nonprofit organizations. Ms. Harris Jones represents clients on a wide range of business interests’ concerns including, but not limited to, public and private real estate development, land use zoning and financing, construction, energy, retail sales, education, transportation, public safety, healthcare, gaming, telecommunications, intellectual technology, procurement, corporate, taxation, labor and employment, insurance, public interest, election, and environmental law. Prior to founding HJM, Ms. Harris Jones was associated with other Maryland law firms where she practiced corporate securities, mergers and acquisitions, government relations, real estate financing and land use law. Ms. Harris Jones has dedicated a great deal of her time and resources to matters of public interest. She has worked in a pro bono capacity for dyslexia education, community development in Baltimore City’s most challenging areas, and the advancement of minority and women business enterprises. In addition, she has served in leadership positions on several non-profit boards including the Baltimore Museum of Art and Everyman Theatre. Ms. Harris Jones has been recognized for both her professional and civic work by multiple entities including Savoy Magazine where she gained national recognition by being named one of the Most Influential Black Corporate Directors.

Specific Qualifications, Attributes, Skills and Experience:
•
Professional skills and experience in legal and business finance matters;

•
Experience in public policy matters;

•
Experience in real estate matters;

•
Demonstrated leadership capability as an entrepreneur and founding member of a law firm;

•
Work on public company boards and board committees;

•
Institutional knowledge earned through prior service on our Board;

•
Identifies as African American and as female; and

•
Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

(1)
In addition to our Company, RMR or its subsidiaries currently provide management services to six other public companies, including the following five public companies that do not have any employees of their own: Diversified Healthcare Trust (Nasdaq: DHC), Industrial Logistics Properties Trust (Nasdaq: ILPT), Office Properties Income Trust (Nasdaq: OPI), Service Properties Trust (Nasdaq: SVC) and Seven Hills Realty Trust (Nasdaq: SEVN). For the companies with no employees, RMR or its subsidiaries provide all business operations and functions pursuant to the terms of the applicable business management agreements. RMR also provides business management services to one other public operating company, AlerisLife Inc. (Nasdaq: ALR), which has its own employees but some members of the senior leadership of this company are also RMR employees.

12   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

Rajan C. Penkar Age: 66 Independent Director since 2020 Class/Term: Class III with a term expiring at our 2022 Annual Meeting	Board Committees: • Audit • Compensation (Chair) • Nominating and Governance	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: • USA Truck Inc. (since 2021)

Mr. Penkar has served as president and founder of Supply Chain Advisory Services, LLC, which provides e-commerce and omni-channel supply chain design and optimization services to retailers, since 2014. Mr. Penkar served as director of U.S. Concrete, Inc. from 2020 until it was acquired in 2021. From 2011 to 2014, Mr. Penkar served as senior vice president and president, supply chain for Sears Holding Corporation, an integrated retailer. In this position, Mr. Penkar was accountable for all aspects of the supply chain including global sourcing, retail and e-commerce distribution and fulfillment, global transportation, inventory management, and inside-the-home delivery and installation of appliances and big-ticket merchandise. Before joining Sears Holding Corporation, Mr. Penkar held various positions of increasing responsibility with United Parcel Service, Inc., or UPS, from 1987 to 2011, most recently serving as president, UPS Customer Solutions. Mr. Penkar holds a certificate in cybersecurity oversight from Carnegie Mellon University and the National Association of Corporate Directors.

Specific Qualifications, Attributes, Skills and Experience:
•
Experience in and knowledge of supply chain, distribution, fulfillment and inventory management;

•
Demonstrated leadership and management abilities;

•
Work on public company boards and board committees;

•
Patent and intellectual property knowledge, experience and skills;

•
Identifies as South Asian and as male; and

•
Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

Joseph L. Morea Age: 67 Independent Director since 2015 Class/Term: Class I with a Term expiring at our 2023 annual meeting of stockholders	Board Committees: • Audit (Chair) • Compensation • Nominating and Governance
Other RMR Managed Public Company Boards(1):
•
Seven Hills Realty Trust (since 2021)

•
Industrial Logistics Properties Trust (since 2018)

Other Non-RMR Managed Public Company Boards:
•
Portman Ridge Finance Corporation (since 2020)

Mr. Morea served as a director of Garrison Capital Inc. from 2015 to 2020, until it was acquired by Portman Ridge Finance Corporation, as a trustee of First Eagle Senior Loan Fund from 2013 to 2021, as an independent trustee of Tremont Mortgage Trust from 2017 until it merged with Seven Hills Realty Trust (formerly known as RMR Mortgage Trust) in September 2021 and as an independent trustee of RMR Mortgage Trust from 2016 to May 2020. Mr. Morea was a vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012. From 2008 to 2009, Mr. Morea also served as the head of U.S. Investment Banking for RBC Capital Markets. Previously, Mr. Morea was employed as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc. and a managing director of Equity Capital Markets at Smith Barney, Inc. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:
•
Experience in and knowledge of the investment banking industry and public capital markets;

•
Demonstrated leadership and management abilities;

•
Experience in capital raising and strategic business transactions;

•
Experience as a public company trustee and director and board committee member;

•
Professional training, skills and expertise in, among other things, finance matters;

•
Identifies as Caucasian and as male; and

•
Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

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Jonathan M. Pertchik Age: 55 Managing Director since 2019 Chief Executive Officer since 2019 Class/Term: Class I with a term expiring at our 2023 annual meeting of stockholders	Board Committees: None	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: None

Mr. Pertchik has been an executive vice president of RMR since 2019. Prior to joining RMR, Mr. Pertchik served as the chief executive officer of InTown Suites, Inc., a leading provider of economy, extended stay living, from July 2014 to April 2019. From February 2013 to June 2014, Mr. Pertchik served as the chief executive officer of ST Residential, LLC, an owner and manager of luxury condominiums, apartment projects, hotels, and office and retail spaces, where he had previously served as chief operating officer from March 2010 to February 2013. Prior to joining ST Residential, Mr. Pertchik held various executive management positions at WCI Communities, a luxury homebuilder and developer from 2007 to January 2010, and had been a senior vice president and managing principal at The Staubach Company, a leading national real estate tenant representative, from 1999 to 2006. Additionally, Mr. Pertchik served as a member of the board of directors of AV Homes, Inc., a publicly-traded homebuilder, from July 2014 until its sale in October 2018, and has served as a member of the board of directors of Lenkbar, Inc., a private inventor, designer, engineer and manufacturer of medical device products since December 2014.

Specific Qualifications, Attributes, Skills and Experience:
•
Extensive experience in, and knowledge of, real estate matters;

•
Demonstrated leadership and management ability;

•
Experience in capital raising and strategic business transactions;

•
Experience as a public company director and board committee member;

•
Professional skills and experience in business finance matters;

•
Identifies as Caucasian and as male; and

•
Qualifying as a Managing Director in accordance with the requirements of our Bylaws.

Barbara D. Gilmore Age: 71 Independent Director since 2007 Lead Independent Director since 2019 Class/Term: Class II with a term expiring at our 2024 annual meeting of stockholders	Board Committees: • Audit • Compensation • Nominating and Governance
Other RMR Managed Public Company Boards(1):
•
AlerisLife Inc. (since 2004)

•
Office Properties Income Trust (since 2009)

•
Seven Hills Realty Trust (since 2020)

Other Non-RMR Managed Public
Company Boards: None

Ms. Gilmore served as a professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, from 2015 until her retirement in 2018, and prior to that, at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters.

Specific Qualifications, Attributes, Skills and Experience:
•
Professional skills and experience in legal and business finance matters;

•
Experience in public policy matters;

•
Experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•
Insights gained and understanding of government practices through government service;

•
Work on public company boards and board committees;

•
Institutional knowledge earned through prior service on our Board;

•
Identifies as Caucasian and as female; and

•
Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

14   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

Elena B. Poptodorova Age: 70 Independent Director since 2020 Class/Term: Class II with a term expiring at our 2024 annual meeting of stockholders	Board Committees: • Audit • Compensation • Nominating and Governance (Chair)	Other RMR Managed Public Company Boards(1): • Office Properties Income Trust (since 2017) Other Non-RMR Managed Public Company Boards: None

Ms. Poptodorova has served as vice president and director for Euro-Atlantic affairs of the Atlantic Club of Bulgaria since April 2017, as vice president of the Atlantic Treaty Association since December 2017, and as a board member of the U.S.—Bulgarian Chamber in America since February 2020. Ms. Poptodorova served as director of the Shapiro-Silverberg AJC Central Europe Office from October 2016 until February 2017. Ms. Poptodorova was the ambassador extraordinary and plenipotentiary of the Republic of Bulgaria to the United States from 2010 to 2016 and from 2002 to 2008. During this time, she facilitated foreign investments in Bulgaria’s information technology sector and assisted the development of transatlantic business association to support investment ventures. From 2009 to 2010, Ms. Poptodorova was the director of the Security Policy Directorate at the Ministry of Foreign Affairs and from 2008 to 2009 she served as the ambassador-at-large for the Black Sea Region. From 2001 to 2002, Ms. Poptodorova served as a spokesperson of the Ministry of Foreign Affairs and director of the Human Rights and International Humanitarian Organizations Directorate. Ms. Poptodorova was a member of the Bulgarian Parliament from 1990-2001, where she served on a variety of committees, including the national security, human rights, media and agriculture committees. During her service as a member of the Bulgarian Parliament, Ms. Poptodorova worked extensively on communal property and industrial property matters with the local government of her electoral district. In addition to her extensive government service, Ms. Poptodorova is a current member of the board of directors of the American Foundation for Bulgaria and the Institute for Cultural Diplomacy in Germany, and she was previously a member of the board of directors of the European Institute, the Executive Council on Diplomacy, the Women’s Foreign Policy Group and American University in Bulgaria.

Specific Qualifications, Attributes, Skills and Experience:
•
Executive experience and demonstrated leadership ability as a former diplomat;

•
Insights gained and understanding of government practices through government service;

•
Experience in communal property and industrial property matters;

•
Experience in public policy matters;

•
Service on the boards of several private and charitable organizations;

•
Identifies as Caucasian and as female;

•
Bulgarian national; and

•
Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

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Adam D. Portnoy Age: 51 Managing Director since 2018 Chair of our Board since 2019 Class/Term: Class II with a term expiring at our 2024 annual meeting of stockholders	Board Committees: None
Other RMR Managed Public Company Boards(1):
•
Service Properties Trust (since 2007);

•
Diversified Healthcare Trust (since 2007);

•
Office Properties Income Trust (since 2009);

•
Seven Hills Realty Trust (including its predecessors, since 2009);

•
The RMR Group Inc. (since 2015);

•
Industrial Logistics Properties Trust (since 2017); and

•
AlerisLife Inc. (since 2018);

Other Non-RMR Managed Public
Company Boards: None

Mr. Portnoy has been president and chief executive officer of RMR Inc. since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR since 2005 and was a director of RMR from 2006 until June 5, 2015 when RMR became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR’s managing member. Mr. Portnoy is the sole trustee and controlling shareholder and an officer of ABP Trust. Mr. Portnoy is a director and controlling shareholder of Sonesta International Hotels Corporation and its parent. Mr. Portnoy has been a director of Tremont Realty Capital LLC (formerly known as Tremont Realty Advisors LLC) since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy served as a director of RMR Advisors LLC from 2007 to 2021 when it merged with Tremont Realty Capital LLC, and he served as its president from 2007 to 2017 and its chief executive officer from 2015 to 2017. Mr. Portnoy served as president and chief executive officer of Seven Hills Realty Trust (then known as RMR Real Estate Income Fund) from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Tremont Mortgage Trust from 2017 until it merged with Seven Hills Realty Trust in September 2021 and of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Prior to joining RMR in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts and as chair of the board of directors of the Pioneer Institute, as a member of the executive committee of the board of directors of the Greater Boston Chamber of Commerce and as a member AJC New England’s Leadership Board, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:
•
Extensive experience in, and knowledge of, the asset management and commercial real estate industries and REITs;

•
Key leadership position with RMR and demonstrated key management ability;

•
Knowledge of our businesses and industries;

•
Public company trustee and director service;

•
Experience in investment banking and private equity;

•
Experience in starting a telecommunications company and serving as its senior executive;

•
Institutional knowledge earned through prior service on our Board and in leadership positions with RMR;

•
Identifies as Caucasian and as male; and

•
Qualifying as a Managing Director in accordance with the requirements of our Bylaws.

Our Nominating and Governance Committee and our Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR and the business of all the companies (including our Company) for which he serves as a managing trustee or managing director is integral to his day to day work, his service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. Our Board believes that Mr. Portnoy’s extensive familiarity with our day to day business provides valuable insight for our Board.

16   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

Executive Officers

Our executive officers serve at the discretion of our Board. There are no family relationships among any of our Directors or executive officers.

Jonathan M. Pertchik Age: 55	Chief Executive Officer since 2019

Mr. Pertchik’s background and qualifications are described above.

Barry A. Richards Age: 69	President since 2018

Mr. Richards served as our Chief Operating Officer from January 2018 until February 2020, Executive Vice President from January 2010 through 2017, Senior Vice President, Food Operations from March 2008 through December 2009, Vice President, Restaurants from September 2007 through February 2008 and Regional Vice President from January 2007 through August 2007. Prior to that time, he held various operations management positions with our predecessor since 2000. Mr. Richards was also a senior vice president of RMR from January 2018 until February 2020. Mr. Richards identifies as Caucasian and as male.

Peter J. Crage Age: 60	Executive Vice President, Chief Financial Officer and Treasurer since 2020

Mr. Crage has been a senior vice president of RMR since 2020. From August 2017 through October 2018, he served as chief financial officer of Diamond Resorts, a $1 billion private equity-owned organization with 350 plus vacation destinations in 35 countries around the world. He also previously served as chief financial officer of SeaWorld Entertainment Inc. (NYSE: SEAS), a $1 billion theme park operator with 22,000 employees located across the U.S., and from August 2004 through June 2011 as executive vice president and chief financial officer of Cedar Fair Entertainment Company (NYSE: FUN), an owner and operator of amusement parks, water parks and hotels located in the U.S. and Canada. Mr. Crage identifies as Caucasian and as male.

Mark R. Young Age: 59	Executive Vice President and General Counsel since 2007

Mr. Young has been a senior vice president of RMR since 2011. Previously, Mr. Young served as vice president of leasing and associate general counsel of RMR from 2006 to 2007. Prior to that time, he served as assistant vice president and associate general counsel of RMR since 2001. Prior to 2001, Mr. Young held various positions at CMGI, Inc., Staples, Inc., Wilmer, Cutler, Pickering, Hale and Dorr LLP and Sullivan & Worcester LLP. Mr. Young identifies as Caucasian, male and a member of the LGBTQ+ community.

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BOARD COMMITTEES
Audit Committee

Members Joseph L. Morea (Chair) Barbara D. Gilmore Lisa Harris Jones Rajan C. Penkar Elena B. Poptodorova 8 meetings in the fiscal year ended December 31, 2021
Our Audit Committee is comprised solely of Independent Directors. Its primary role is to help our Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. Our Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of our independent auditors and the resolution of disagreements between management and our independent auditors. Our independent auditors report directly to our Audit Committee. Our Audit Committee also has final authority and responsibility for the appointment and assignment of duties to our Director of Internal Audit. Our Audit Committee reviews the overall audit scope and plans of the audit with our independent auditors. Our Audit Committee also reviews with management and our independent auditors our quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.
Our Board has determined that each member of our Audit Committee is financially literate and that Mr. Morea is our Audit Committee’s “financial expert.”

Compensation Committee

Members Rajan C. Penkar (Chair) Barbara D. Gilmore Lisa Harris Jones Joseph L. Morea Elena B. Poptodorova 4 meetings in the fiscal year ended December 31, 2021
Our Compensation Committee is comprised solely of Independent Directors. Its primary responsibilities pertain to evaluating the performance and compensation of our business management services provider and of our executive officers and our Director of Internal Audit, annually reviewing our agreement with our business management services provider and approving equity compensation awards. Our Compensation Committee recommends to our Board the cash compensation payable to our Directors for Board and committee service and determines the compensation payable for service as our Lead Independent Director.
Ms. Gilmore served as Chair of our Compensation Committee until June 10, 2021, and since then Mr. Penkar has served as Chair of our Compensation Committee.

Nominating and Governance Committee

Members Elena B. Poptodorova (Chair) Barbara D. Gilmore Lisa Harris Jones Joseph L. Morea Rajan C. Penkar 1 meeting in the fiscal year ended December 31, 2021
Our Nominating and Governance Committee is comprised solely of Independent Directors. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by our Board, and to recommend candidates to our entire Board for nomination or selection as Board members for each annual meeting of stockholders or when vacancies occur; to perform certain assessments of our Board and Board committees, including to assess the independence of Directors and Director nominees; and to develop and recommend to our Board governance principles for our Company. Under its charter, our Nominating and Governance Committee is also responsible for considering and reporting on our succession planning to our Board.
Ms. Harris Jones served as Chair of our Nominating and Governance Committee until June 10, 2021, and since then Ms. Poptodorova has served as Chair of our Nominating and Governance Committee.

18   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

BOARD MEETINGS
In 2021, our Board held five meetings. In 2021, each Director attended 75% or more of the aggregate of all meetings of our Board and the committees on which he or she served or that were held during the period in which the Director served as a Director or committee member. All of the Directors attended last year’s annual meeting of stockholders. Our policy with respect to Board members’ attendance at meetings of our Board and annual meetings of stockholders can be found in our Governance Guidelines, the full text of which appears at our website, www.ta-petro.com.
DIRECTOR COMPENSATION
Compensation of Directors

Our Board believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Directors.
Under the currently effective Director compensation arrangements, each Independent Director receives an annual fee of $75,000 for services as a Director. The annual fee for any new Independent Director is prorated for the initial year. Each Independent Director who serves as a committee chair of our Audit Committee, Compensation Committee or Nominating and Governance Committee or as our liaison to our Gaming Compliance Committee also receives an additional annual fee of $22,500, $12,500, $12,500 and $12,500, respectively, and the Lead Independent Director also receives an additional annual cash retainer fee of $17,500 for serving in this role. Directors are reimbursed for travel expenses they incur in connection with their duties as Directors and for out of pocket costs they incur in connection with their attending certain continuing education programs, if any.
Each Independent Director and Managing Director also receives an award of Common Shares annually, which consisted of 3,000 Common Shares in 2021. Managing Directors do not receive cash compensation for their services as Directors.
Director Share Ownership Guidelines

Our Board believes it is important to align the interests of Directors with those of our stockholders, and for Directors to hold equity ownership positions in our Company. Accordingly, each Director is expected to retain at least 15,000 Common Shares (which number shall automatically adjust in respect of stock splits or similar events) whether vested or not, by the following times: (i) for persons serving as Directors as of June 10, 2021, by the date of our 2025 annual meeting of stockholders, and (ii) for persons elected as Directors after June 10, 2021: if such person initially became a Director by election by our stockholders, by the date of our annual meeting of stockholders held in the fourth year following the annual meeting of stockholders at which such Director was initially elected; or if such person initially became a Director by election by our Board, by the date of our annual meeting of stockholders in the fourth year following the first annual meeting of stockholders following the initial election of such Director to our Board. Compliance with these ownership guidelines is measured annually. Any Director who is prohibited by law or by applicable regulation of his, her or their employer from owning equity in our Company is exempt from this requirement. Our Nominating and Governance Committee may consider whether exceptions should be made for any Director on whom this requirement could impose a financial hardship.
As of March 22, 2022, all Directors have met or, within the applicable period, are expected to meet, these share ownership guidelines.

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Fiscal Year 2021 Director Compensation

The following table details the total compensation of the Directors for the fiscal year ended December 31, 2021 for services as a Director.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Barbara D. Gilmore	97,500	88,620	—	186,120
Lisa Harris Jones	87,500	88,620	—	176,120
Joseph L. Morea	97,500	88,620	—	186,120
Rajan C. Penkar	87,500	88,620	—	176,120
Jonathan M. Pertchik(3)	—	88,620	—	88,620
Elena B. Poptodorova	87,500	88,620	—	176,120
Adam D. Portnoy(3)	—	88,620	—	88,620

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in 2021, consisting of a $75,000 annual cash fee and, for each of Ms. Poptodorova and Mr. Penkar and Mr. Morea, an additional $12,500, $12,500 and $22,500, respectively, for service as a committee chair in 2021. In addition, Ms. Harris Jones earned $12,500 for her service as our Board’s liaison to the Gaming Compliance Committee in 2021. Ms. Gilmore earned $17,500 in her role as Lead Independent Director in 2021 and $5,000 for her role as chair of the special committee of our Board, which was comprised solely of Independent Directors and which led the negotiations relating to our sale of a property in Dallas, Texas to Industrial Logistics Properties Trust (“ILPT”) during 2021.

(2)
With respect to each Director, equals 3,000 Common Shares multiplied by the closing price of such shares on June 10, 2021, the date of grant. Amounts shown are also the compensation cost for the award recognized by us for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation—Stock Compensation” (“ASC 718”) (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. All Common Share awards are fully vested on the grant date.

(3)
Managing Directors do not receive cash compensation for their services as Directors. The compensation of Mr. Pertchik for his service as our Chief Executive Officer is not included here and is described below under “Executive Compensation.”

20   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

OWNERSHIP OF OUR EQUITY SECURITIES
Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by each Director and Director nominee, each of our named executive officers and our Directors, Director nominees, named executive officers and other executive officers as a group, all as of March 22, 2022. Unless otherwise noted, to our knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o TravelCenters of America Inc. 24601 Center Ridge Road, Westlake, Ohio 44145.
Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Adam D. Portnoy	658,506	4.4%
Includes 621,853 Common Shares owned by RMR.
Mr. Portnoy, ABP Trust and RMR Inc. may be deemed to
beneficially own, and share voting and investment power
over, the Common Shares owned by RMR. RMR is the
majority owned subsidiary of RMR Inc. and Mr. Portnoy is
the controlling shareholder of RMR Inc. through ABP Trust.
Mr. Portnoy holds shares of beneficial interests in and is
the sole trustee of, ABP Trust. Mr. Portnoy is also the
president and chief executive officer of RMR and RMR Inc.
and a director of RMR Inc.
As set forth in the below table, SVC beneficially owns
1,184,797 Common Shares. Adam Portnoy is a managing
trustee of SVC and SVC is managed by RMR. Mr. Portnoy
and RMR may not act to vote or sell the Common Shares
owned by SVC without the authorization of the board of
trustees of SVC, which is comprised of seven trustees. As
a result, Mr. Portnoy has determined that he does not
beneficially own the Common Shares owned by SVC and
therefore the Common Shares owned by SVC are not
referenced as beneficially owned by him in this table.

Jonathan M. Pertchik	213,355	1.4%
Barry A. Richards	73,087	Less than 1%	Includes 27,963 Common Shares jointly owned.
Mark R. Young	57,925	Less than 1%
Peter J. Crage	41,539	Less than 1%
Barbara D. Gilmore	30,900	Less than 1%	Includes 4,000 Common Shares owned by Ms. Gilmore’s husband.
Joseph L. Morea	19,400	Less than 1%
Lisa Harris Jones	18,900	Less than 1%
Rajan C. Penkar	9,000	Less than 1%
Elena B. Poptodorova	7,650	Less than 1%
All Directors, named executive officers and other executive officers as a group (10 persons)	1,130,262	7.6%

*
Amounts exclude fractional shares.

**
The percentages indicated are based on 14,837,240 Common Shares outstanding as of the record date, March 22, 2022.

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   21

Principal Stockholders

Set forth in the table below is information about the number of Common Shares held by persons we know to be the beneficial owners of more than 5.0% of the outstanding Common Shares.
Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Nantahala Capital Management, LLC (“Nantahala”) 130 Main Street, 2nd Floor New Canaan, CT 06840	1,272,570	8.6%	Based on a Schedule 13G/A filed with the SEC on February 14, 2022, by Nantahala, Nantahala beneficially owns 1,272,570 Common Shares and has shared voting and dispositive power over 1,272,570 Common Shares.
Service Properties Trust Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	1,184,797	8.0%	Based on a Schedule 13G/A filed with the SEC on January 19, 2021, by SVC, SVC beneficially owns and has sole voting and dispositive power over 1,184,797 Common Shares.
BlackRock, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055	869,055	5.9%	Based on a Schedule 13G filed with the SEC on February 4, 2022, by BlackRock, BlackRock beneficially owns 869,055 Common Shares and has sole voting power over 850,660 Common Shares and sole dispositive power over 869,055 Common Shares.

*
Beneficial ownership is shown as of December 31, 2021.

**
Our Charter and Bylaws place restrictions on the ability of any person or group to acquire beneficial ownership of more than 5.0% of any class of our equity shares. Additionally, the terms of our leases with SVC, our agreement with RMR and our credit agreement contain provisions whereby our rights under these agreements may be cancelled upon the acquisition by any person or group of more than 9.8% of our voting stock or upon other change in control events, as defined. If the violation of these ownership limitations causes a lease or contract default, stockholders causing the default may become liable to the Company or to other stockholders for damages. The ownership limitation in our Charter and Bylaws helps facilitate our compliance with our contractual obligations with SVC to not take actions that may conflict with SVC’s status as a REIT under the Code and is intended to help us preserve the tax treatment of our net operating losses and other tax benefits. Our governing documents generally provide that transfers of our shares to a person, entity or group that is then, or would become as a result, an owner of 5% or more of our outstanding shares under applicable standards would be void in total (or transferred to a trust) for transferees then already owning 5% or more of our shares, and for transferees that would otherwise become owners of 5% or more of our shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by the Company. BlackRock, Nantahala and SVC, however, are each an Excepted Holder, as defined in our Charter, and therefore are not subject to the ownership limits in our governing documents, subject to certain limitations.

The percentages indicated are based on 14,837,240 Common Shares outstanding as of the record date, March 22, 2022.

22   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

EXECUTIVE COMPENSATION
The following tables and footnotes summarize the total compensation we paid to our Chief Executive Officer, President, Executive Vice President, Chief Financial Officer and Treasurer and Executive Vice President and General Counsel who were serving as such officers as of December 31, 2021, or our “named executive officers.” The compensation information for the persons included in the compensation tables are for services rendered to us and our subsidiaries and does not include information regarding any compensation received by such persons for services rendered to RMR. Please see the “Certain Related Person Transactions” section for further information regarding compensation received by the named executive officers. For information regarding the compensation paid by RMR and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2021, and its Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Shareholders. RMR Inc.’s filings with the SEC are not incorporated by reference into this Proxy Statement.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Jonathan M. Pertchik Chief Executive Officer	2021	300,000	2,100,000	4,878,620	—	7,278,620
	2020	300,000	1,600,000	1,690,300	150,000	3,740,300
Barry A. Richards President	2021	300,000	750,000	718,500	—	1,768,500
	2020	300,000	600,000	497,100	—	1,397,100
Peter J. Crage(3) Executive Vice President, Chief Financial Officer and Treasurer	2021	300,000	720,000	718,500	—	1,738,500
Mark R. Young Executive Vice President and	2021	300,000	720,000	718,500	—	1,738,500
	2020	300,000	600,000	497,100	—	1,397,100
General Counsel

(1)
Represents the grant date fair value of Common Share awards in 2021 and 2020, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. The values listed in this column for Mr. Pertchik for each of 2021 and 2020 include the value of 3,000 Common Shares awarded to him for services as a Managing Director in each of 2021 and 2020 and 100,000 and 50,000 shares awarded to him in connection with his services as Chief Executive Officer in 2021 and 2020, respectively.

(2)
The amounts listed in this column include $150,000 for relocation expenses for Mr. Pertchik in 2020.

(3)
Only one year of information has been provided for Mr. Crage because he was not a named executive officer prior to 2021.

2021 Outstanding Equity Awards at Fiscal Year End

Share awards made by us to our Chief Executive Officer in 2021 provide that one tenth of each award vested on the date of the award and an additional one tenth vests on each of the next nine anniversaries of the award date, subject to continued employment or service. Share awards made by us to our President, to our Executive Vice President, Chief Financial Officer and Treasurer and to our Executive Vice President and General Counsel in 2021 provide that one fifth of each award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the award date, subject to continued employment or service. In the event a recipient who has been granted a Common Share award ceases continuing to render significant services as an employee or otherwise, to the Company, RMR or any RMR Client or any company that is affiliated with RMR during the vesting period, at the Company’s option, the recipient shall forfeit the Common Shares that have not yet vested. Holders of unvested Common Shares awarded under the TravelCenters of America Inc. Second Amended and Restated 2016 Equity Compensation Plan, as amended (the “2016 Equity Plan”), receive distributions that we make, if any, on our Common Shares on the same terms as other holders of the Common Shares.

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   23

The following table shows the total Common Shares awarded by us to our named executive officers in their capacity as our officers that were unvested as of December 31, 2021.
		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Jonathan M. Pertchik	2021	90,000	4,645,800
	2020	30,000	1,548,600
	2019	20,000	1,032,400
Barry A. Richards	2021	12,000	619,440
	2020	9,000	464,580
	2019	9,600	495,552
	2018	3,200	165,184
Peter J. Crage	2021	12,000	619,440
	2020	17,100	882,702
Mark R. Young	2021	12,000	619,440
	2020	9,000	464,580
	2019	7,200	371,664
	2018	2,400	123,888

(1)
Common Share awards granted by us to our Chief Executive Officer in 2021 provide that one tenth of each award vests on the date of the award and one tenth vests on each of the next nine anniversaries of the date of the award, and the other Common Share awards granted by us to our executive officers provide that one fifth of each award vests on the date of the award and one fifth vests on each of the next four anniversaries of the date of the award. The Common Shares granted in 2021, 2020, 2019 and 2018 were granted on December 13, 2021, December 2, 2020, December 4, 2019, and November 28, 2018, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2021.

24   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

Potential Payments upon Termination or Change in Control

The 2016 Equity Plan and the form of share award agreement for awards made to our named executive officers provide for acceleration of vesting of all share awards upon the occurrence of (i) a change in control of the Company (a “Change in Control”) or (ii) RMR ceasing to be the manager or shared services provider to the Company or certain employment termination events (each, a “Termination Event”).
The following table describes the potential payments to our named executive officers upon a Change in Control or Termination Event, if such event had occurred on December 31, 2021.
Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2021 ($)(1)
Jonathan M. Pertchik	140,000	7,226,800
Barry A. Richards	33,800	1,744,756
Peter J. Crage	29,100	1,502,142
Mark R. Young	30,600	1,579,572

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2021.

Although we have no formal policy, plan or arrangement for payments to employees of the Company or RMR in connection with the termination of their employment with the Company or RMR, we may in the future provide on a discretionary basis for the acceleration of vesting of Common Shares previously awarded to them under the 2016 Equity Plan or other payments or benefits depending on various factors we then consider relevant and if we believe it is in our best interests to do so.
For a discussion of the consequences of a Change in Control or Termination Event under our business management agreement with RMR, see the “Certain Related Person Transactions” section.

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   25

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT
OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS
Our Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of our independent auditors. Our Audit Committee is responsible for approving the audit and permissible non-audit services provided by our independent auditors and the associated fees.
Our Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, our Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors’ technical expertise and knowledge of our operations and industry, the auditors’ independence, the results of Public Company Accounting Oversight Board (“PCAOB”) inspections and peer quality reviews of the auditors and the auditors’ reputation in the marketplace. In connection with the mandated rotation of our independent auditors’ lead engagement partner, our Audit Committee and its Chair consider the selection of the new lead engagement partner identified by our independent auditors
Based on this evaluation, our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to serve as our independent auditors for the fiscal year ending December 31, 2022. On March 1, 2022 our Audit Committee approved the engagement of Deloitte as our independent registered public accounting firm, effective as of such date. During the fiscal years ended December 31, 2020 and December 31, 2021, and the subsequent interim period through March 1, 2022, we did not, nor did anyone on our behalf, consult with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Deloitte concluded was an important factor that we consider in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a disagreement, or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Contemporaneously with our Audit Committee’s determination to engage Deloitte, our Audit Committee dismissed RSM US LLP as our independent registered public accounting firm, effective as of such date.
The reports of RSM US LLP on our financial statements for each of the two fiscal years ended December 31, 2020 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of our financial statements for the fiscal years ended December 31, 2020 and December 31, 2021, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and RSM US LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of RSM US LLP would have caused RSM US LLP to make reference to the subject matter of the disagreement in their report. During the fiscal years ended December 31, 2020, and December 31, 2021, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
We provided RSM US LLP with a copy of the disclosure included in our Current Report on 8-K filed on March 3, 2022 and requested that RSM US LLP furnish us with a letter addressed to the SEC stating whether it agrees with the statements contained therein. A copy of RSM US LLP’s letter, dated March 3, 2022, was filed as Exhibit 16.1 to our Current Report on Form 8-K filed on March 3, 2022.
Our Audit Committee has determined to submit its selection of our independent auditors to our stockholders for ratification. This vote will ratify prior action by our Audit Committee and will not be binding upon our Audit Committee. However, our Audit Committee may reconsider its prior appointment of our independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.

26   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by RSM US LLP for the fiscal years ended December 31, 2021 and 2020.
	2021 Fees(1) ($)	2020 Fees ($)
Audit Fees	1,658,256	1,720,235
Audit Related Fees	—	—
Tax Fees	26,230	47,500
All Other Fees	—	—

(1)
The amount of audit fees for 2021 is based on the fees billed and paid to date and on the estimate for remaining fees provided by RSM US LLP to and approved by our Audit Committee for services provided by RSM US LLP, including in connection with the audit of the Company’s 2021 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided. The estimate for remaining fees provided by RSM US LLP includes audit fees approved by our Audit Committee for audits of the 2021 financial statements of certain of the Company’s subsidiaries. Substantially all of these services for the subsidiary audits were performed by RSM US LLP after it was dismissed by our Audit Committee as our independent registered public accounting firm.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of our Quarterly Reports on Form 10-Q.
Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in “Audit Fees.” These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.
Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.
All Other Fees. This category consists of services that are not included in the above categories.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by our Audit Committee or the services are included within a category that has been approved by our Audit Committee. The maximum charge for services is established by our Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify our Audit Committee when approved services are undertaken and our Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to our Audit Committee regarding compliance with these policies and procedures.
Our Audit Committee will not approve engagements of our independent auditors to perform non-audit services for us if doing so will cause our independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, our Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   27

and efficient manner than other available service providers and whether the services are consistent with the rules of the PCAOB.
All services for which we engaged our independent auditors in 2021 and 2020 were approved by our Audit Committee. The total fees for audit and non-audit services provided by RSM US LLP in 2021 and 2020 are set forth above and, for 2021, include estimated fee amounts. The tax fees charged by RSM US LLP during 2021 and 2020 include fees for tax compliance services, including those related to the Company’s income tax returns for the fiscal years ended December 31, 2020 and 2019, respectively. Our Audit Committee approved the engagement of RSM US LLP to provide these non-audit services because it determined that RSM US LLP providing these services would not compromise RSM US LLP’s independence and that the firm’s familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more quickly and at a lower cost than we could obtain these services from other providers.
Other Information

We have been advised by Deloitte that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in us or our subsidiaries.
One or more representatives of Deloitte will be present at our 2022 Annual Meeting, and representatives of RSM US LLP will not be present at our 2022 Annual Meeting. The representatives from Deloitte will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Ratification of the appointment of our independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2022 Annual Meeting.
Our Board of Directors recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

28   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

REPORT OF OUR AUDIT COMMITTEE
In the course of oversight by our Audit Committee (our “Audit Committee”) of our Board of Directors of TravelCenters of America Inc. of our financial reporting process, our Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2021; (ii) discussed with RSM US LLP, our independent auditors for the fiscal year ended December 31, 2021, the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301; (iii) received the written disclosures and the letter from our independent auditors required by applicable requirements of the PCAOB regarding our independent auditors’ communications with our Audit Committee concerning independence; (iv) discussed with our independent auditors their independence; and (v) considered whether the provision of non-audit services by our independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.
Based on the foregoing review and discussions, our Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission.
Joseph L. Morea, Chair
Barbara D. Gilmore
Lisa Harris Jones
Rajan C. Penkar
Elena B. Poptodorova

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   29

FREQUENTLY ASKED QUESTIONS
Proxy Materials and Voting Information
1.
What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for our 2022 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2022 Annual Meeting, this Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2021 (collectively, the “proxy materials”). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.
A proxy statement is a document that SEC regulations require us to give you when we ask you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy.
2.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Shareowner Services, you are considered a stockholder of record of those shares. If you are a stockholder of record, you should receive only one notice or proxy card for all the Common Shares you hold, whether in certificate or book entry form.
If your shares are held in an account you own at a bank or brokerage firm or you hold shares through another nominee, you are considered the “beneficial owner” of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.
If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.
3.
What different methods can I use to vote?

By Telephone or Internet. All stockholders of record can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate stockholder identities, to allow stockholders to authorize a proxy to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on June 8, 2022 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.
By Written Proxy. All stockholders of record also can submit voting instructions by written proxy card. If you are a stockholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.

30   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on June 8, 2022 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.
Electronically at our 2022 Annual Meeting.
•
All stockholders of record may vote electronically at the meeting, as described in the response to question 12. Even if you plan to attend our 2022 Annual Meeting, we recommend that you follow the voting directions described above, so that your vote will be counted if you later decide not to attend our 2022 Annual Meeting.

•
Beneficial owners may vote electronically at our 2022 Annual Meeting if they have a legal proxy, as described in the response to questions 11 and 12.

A stockholder may revoke a proxy at any time before it is voted at our 2022 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone, by signing and returning a later dated proxy card, by attending the meeting and voting electronically or by sending an original written statement revoking the prior proxy to our Secretary at TravelCenters of America Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary (or by hand delivery to the Secretary before the taking of the vote at our 2022 Annual Meeting). Attendance at our 2022 Annual Meeting will not, by itself, revoke a duly executed proxy.
Beneficial owners who wish to change their votes should contact the organization that holds their shares.
If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting us in the solicitation of proxies:
Morrow Sodali LLC
33 Ludlow Street
5th Floor, South Tower
Stamford, Connecticut 06902
Stockholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
4.
Who may vote at our 2022 Annual Meeting?

Holders of record of our Common Shares as of the close of business on March 22, 2022, the record date, or their duly authorized proxies, may vote at the meeting. Holders of our Common Shares are entitled to one vote for each Common Share held on the record date.
5.
What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as our Board recommends on those proposals. Other than the proposals listed on pages 11 and 26, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.
6.
What is a quorum? How are abstentions and broker non-votes counted?

A quorum of stockholders is required for stockholders to take action at our 2022 Annual Meeting. The presence, in person or by proxy, of holders of a majority of outstanding Common Shares entitled to vote at our 2022 Annual Meeting constitutes a quorum.

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   31

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Proposal to be acted upon at our 2022 Annual Meeting. A proxy marked “WITHHOLD” with respect to Proposal 1 will have the same effect as an abstention and will not be counted for purposes of determining a plurality of votes cast. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1. There can be no broker non-votes on Proposal 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.
7.
Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2022 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of our 2022 Annual Meeting.
Instead of receiving future copies of our proxy materials by mail, stockholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.
8.
How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses. We have agreed to indemnify Morrow Sodali against certain liabilities arising out of our agreement with Morrow Sodali. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.
Proxies may also be solicited, without additional compensation, by our Directors and officers and by RMR, its officers and employees and its parent’s and subsidiaries’ directors, trustees, officers and employees, by mail, telephone or other electronic means or in person.
9.
What is householding?

As permitted by the Exchange Act and our Bylaws, we may deliver to stockholders only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2022 Annual Meeting, this Proxy Statement and the Annual Report to Stockholders residing at the same address, unless a stockholder at such address has notified us of such stockholder’s desire to receive separate copies of those documents. This practice is known as “householding.”
We will deliver a separate copy of any of those documents to you if you write to us at Investor Relations, TravelCenters of America Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call us at (617) 219-1442. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

32   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

2022 Annual Meeting Information
10.
Why is our 2022 Annual Meeting being held virtually?

In light of the COVID-19 pandemic, we believe hosting our 2022 Annual Meeting virtually will help ensure the health and well-being of our stockholders, Board and other stakeholders. Stockholders attending our 2022 Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.
11.
How do I attend our virtual 2022 Annual Meeting?

Attendance at the meeting is limited to our Directors and officers, stockholders as of the close of business on March 22, 2022 (the record date for the 2022 Annual Meeting) or their duly authorized representatives or proxies, and other persons permitted by the Chair of the meeting.
•
Record owners: If you are a stockholder as of the close of business on the record date who holds shares directly, you may participate in our 2022 Annual Meeting via Internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/TravelCentersofAmerica/2022. Please have the control number located on your proxy card or voting information form available.

•
Beneficial owners: If you are a stockholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend our 2022 Annual Meeting. You will need to present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. If you are a beneficial owner and want to vote your shares at our 2022 Annual Meeting, you must also provide a legal proxy from your bank, broker or other nominee. You will not be able to vote your shares at our 2022 Annual Meeting without a legal proxy, as described in the response to question 12. Please follow the instructions from your bank, broker or nominee included with these proxy materials, or contact your bank, broker or nominee to request a legal proxy form.

To register, you must submit proof of your beneficial ownership of shares and legal proxy, as applicable, along with your name and address, to virtualmeeting@viewproxy.com. Upon successful preregistration, you will receive a confirmation email from customercare@gotowebinar.com confirming registration and providing further instructions regarding attending our 2022 Annual Meeting. Beneficial owners should complete the registration process noted above at least three days in advance of our 2022 Annual Meeting to ensure that all documentation and verifications are in order.
If you have questions regarding these admission procedures, please call Investor Relations at (617) 219-1442.
12.
How can I vote electronically at our 2022 Annual Meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at our 2022 Annual Meeting, you need to first obtain a valid legal proxy from your bank, broker or other nominee and then register in advance to attend our 2022 Annual Meeting. Please follow the procedures described in the response to question 3 and question 11.
You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. We encourage you to vote your shares in advance, even if you intend to attend the meeting.

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   33

13.
How can I ask questions at our 2022 Annual Meeting?

Stockholders as of the record date who attend and participate in our 2022 Annual Meeting at https://www.viewproxy.com/TravelCentersofAmerica/2022 will have an opportunity to submit questions live via the internet during a designated portion of the program. Stockholders must have available their control number provided on their proxy card or voting instruction form.
If you experience any technical difficulties accessing our 2022 Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual stockholder login site for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of our 2022 Annual Meeting.
Company Documents, Communications and Stockholder Proposals
14.
How can I view or request copies of our SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and the Code. To view these documents, go to www.ta-petro.com, click on “Investors,” hover over “Corporate Governance,” and then click on “Governance Documents.” To view our SEC filings and Forms 3, 4 and 5 filed by our Directors and executive officers, go to www.ta-petro.com, click on “Investors,” hover over “Financials and Filings” and then click on “SEC Filings.”
We will deliver free of charge, upon request, a copy of our Governance Guidelines, Board committee charters, Code or Annual Report to any stockholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
15.
How can I communicate with our Directors?

Any stockholder or other interested person who wants to communicate with our Directors, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, TravelCenters of America Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@ta-petro.com. The communication will then be delivered to the appropriate party or parties.
16.
How do I submit a nomination or other proposal for action at our 2023 annual meeting of stockholders?

A proposal for action to be presented by any stockholder at our 2023 annual meeting of stockholders must be submitted as follows:
•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at our principal executive office by December 8, 2022.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by us not later than 5:00 p.m., Eastern time, on December 8, 2022 and not earlier than November 8, 2022.

34   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

Proposals should be sent to our Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
For additional information regarding how to submit a stockholder proposal, see page 10 of this Proxy Statement.

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   35

RELATED PERSON TRANSACTIONS
The descriptions of agreements in this “Related Person Transactions” section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our Annual Report.
A “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) we were, are or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1.0% of the average of the Company’s total assets at year end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.
A “related person” means any person who is, or at any time since January 1, 2021 was:
•
a Director, a nominee for Director or an executive officer of ours;

•
known to us to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

•
an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

•
a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, we may not enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to our Board and our Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of our Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, our Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of our Charter and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to us. All related person transactions described in Annex A to this Proxy Statement were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with our policies, Charter and Bylaws, each as described above, and Maryland law. In the case of any transactions with us by employees of the Company who are subject to the Code but who are not our Directors or executive officers, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.ta-petro.com.
Certain related person transactions are set forth in Annex A to this Proxy Statement.

36   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

OTHER INFORMATION
At this time, we know of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.
Jennifer B. Clark
Secretary
Newton, Massachusetts
April 7, 2022

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   37

ANNEX A—CERTAIN RELATED PERSON TRANSACTIONS
Certain Related Person Transactions
Relationship with SVC. The Company was a 100% owned subsidiary of SVC until SVC distributed the Common Shares it then owned to its stockholders in 2007. We are SVC’s largest tenant and SVC is our principal landlord and second largest stockholder. As of December 31, 2021, SVC owned 1.185 million Common Shares, representing approximately 8.0% of our outstanding Common Shares.
The Chair of our Board and one of our Managing Directors, Adam Portnoy, is the chair of the board of trustees and a managing trustee of SVC. RMR provides management services to both the Company and SVC.
Spin-Off Transaction Agreement. In connection with our spin-off from SVC in 2007, we entered a transaction agreement with SVC and RMR, pursuant to which we granted SVC a right of first refusal to purchase, lease, mortgage or otherwise finance any interest we own in a travel center before we purchase, lease, mortgage or otherwise finance that travel center to or with another party, and we granted SVC and any other RMR Client a right of first refusal to acquire or finance any real estate of the types in which SVC or such other companies invest before we do. We also agreed that for so long as we are a tenant of SVC we will not permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the voting shares or the power to direct our management and policies or any of our subsidiary tenants or guarantors under our leases with SVC; the sale of a material part of our assets or of any such tenant or guarantor; or the cessation of certain of the Directors to continue to constitute a majority of our Board or any such tenant or guarantor. Also, we agreed not to take any action that might reasonably be expected to have a material adverse impact on SVC’s ability to qualify as a real estate investment trust and to indemnify SVC for any liabilities it may incur relating to our assets and business.
SVC Leases. As of December 31, 2021, we leased from SVC a total of 179 properties under five leases, which we refer to collectively as the SVC Leases. The SVC Leases expire between 2029 and 2035, subject to our right to extend those leases. We have two renewal options of 15 years each under each of the SVC Leases. The SVC Leases are “triple net” leases that require us to pay all costs incurred in the operation of the leased properties, including costs related to personnel, utilities, inventory acquisition and provision of services to customers, insurance, real estate and personal property taxes, environmental related expenses, underground storage tank removal costs and ground lease payments at those properties at which SVC leases the property and subleases it to us. We also are required generally to indemnify SVC for certain environmental matters and for liabilities that arise during the terms of the leases from ownership or operation of the leased properties and, at lease expiration, we are required to pay an amount equal to an estimate of the cost of removing underground storage tanks on the leased properties. The SVC Leases require us to maintain the leased properties, including structural and non-structural components.
We recognized total real estate rent expense under the SVC Leases of $253.2 million for the year ended December 31, 2021. Included in this rent expense amount, in addition to annual minimum rent, are percentage rent payable of $7.1 million (as described below), deferred rent of $17.6 million, rent for properties we sublease from SVC of $8.1 million, and adjustments to record minimum annual rent on a straight line basis over the terms of the leases and estimated future payments by us for the cost of removing underground storage tanks on a straight line basis. The SVC Leases provide for payment to SVC of percentage rent, calculated at 3.5% of the increase in total nonfuel revenues at each property over applicable base year levels. As of December 31, 2021, the estimated future payments related to these underground storage tanks were $25.6 million.
Under our rent deferral agreement with SVC, deferred rent shall be accelerated and interest shall begin to accrue thereon at 1.0% per month on the deferred rent amounts if certain events occur, including: our default under the SVC Leases; a change of control of us, as defined in the rent deferral agreement; or our declaration or payment of a dividend or other distribution in respect of our Common Shares. The remaining balance of

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   A-1

our deferred rent obligations was $22.0 million as of December 31, 2021. We pay our deferred rent obligations in equal quarterly amounts, and the remaining amount of the obligation is scheduled to be fully paid by January 31, 2023.
Under the SVC Leases, we may request that SVC purchase approved amounts of renovations, improvements and equipment at the leased properties in return for increases in our annual minimum rent according to the following formula: the annual minimum rent will be increased by an amount equal to the amount paid by SVC multiplied by the greater of (i) 8.5% or (ii) a benchmark U.S. Treasury interest rate plus 3.5%. During the year ended December 31, 2021, we did not sell to SVC any improvements we made to properties leased from SVC.
As permitted by the SVC Leases, we sublease a portion of certain travel centers to third parties to operate other retail operations. We recognized sublease rental income of approximately $1.9 million for the year ended December 31, 2021.
Sonesta Franchising Agreement. During 2021, we determined to rebrand a hotel owned by SVC and operated by us in Sparks Nevada. We entered into a franchising agreement with Sonesta RL Hotels Franchising Inc., a subsidiary of Sonesta International Hotels Corporation (“Sonesta”) to brand the hotel American’s Best Value Inn for an initial term of six years, with renewal options. Pursuant to this franchise agreement, beginning in July 2022, we will pay a monthly fee of $3,207, or an aggregate fee of $0.2 million over six years. Sonesta is a private company and one of our Managing Directors, Adam Portnoy, is the largest owner and a director of Sonesta, and Sonesta is SVC’s largest hotel operator. Another of Sonesta’s directors serves as RMR’s and RMR Inc.’s executive vice president, general counsel and secretary and as our Secretary. Sonesta’s president and chief executive officer is a managing trustee and the former president and chief executive officer of SVC and an officer of RMR, and certain other executive officers of Sonesta are also officers of RMR. In addition, certain other officers and employees of Sonesta are former employees of RMR. RMR also provides certain services to Sonesta.
Relationships with RMR and Others Related to It. We have relationships and historical and continuing transactions with RMR, RMR Inc. and others related to them, including other RMR Clients and some of which have directors, trustees or officers who are also our Directors or officers. The Chair of our Board and one of our Managing Directors, Adam Portnoy, as the sole trustee of ABP Trust, is the controlling shareholder of RMR Inc. and is a managing director and the president and chief executive officer of RMR Inc. and an officer and employee of RMR. Our other Managing Director and Chief Executive Officer, Executive Vice President, Chief Financial Officer and Treasurer, Executive Vice President and General Counsel, and Secretary are officers and employees of RMR. Some of our Independent Directors also serve as independent trustees or independent directors of other RMR Clients. RMR Inc. is the managing member of RMR. RMR provides management services to both the Company and SVC, and Mr. Portnoy also serves as the chair of the boards and as a managing trustee or managing director of each of the other RMR Clients, including serving as the chair of the board of trustees and as a managing trustee of SVC. As of December 31, 2021, RMR owned 659,000 Common Shares, representing approximately 4.4% of our Common Shares.
Because at least 80% of Messrs. Pertchik’s, Crage’s and Young’s business time was devoted to services to us during 2021, 80% of Messrs. Pertchik’s, Crage’s and Young’s total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR) was paid by the Company and the remainder was paid by RMR. Messrs. Pertchik, Crage and Young are also eligible to participate in certain RMR benefit plans and to receive share awards from RMR Inc. and other RMR Clients. We believe the compensation we paid to these officers reasonably reflected their division of business time and efforts; however, periodically, these individuals may divide their business time and efforts differently than they do currently and their compensation from us may become disproportionate to this division.
Additionally, each of Messrs. Pertchik, Crage, and Young during 2021 received share awards from RMR Inc. and other RMR Clients, including SVC, in their capacities as officers of RMR.
During 2021, we purchased 43,000 Common Shares, at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of our officers and employees and officers and employees of RMR in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

A-2   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

We have a business management agreement with RMR to provide management services to us that relate to various aspects of our business generally, including, but not limited to, services related to compliance with various laws and rules applicable to our status as a public company, advice and supervision with respect to our travel centers, site selection for properties on which new travel centers may be developed, identification of, and purchase negotiation for, travel center properties and companies, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of our daily business activities, including legal matters, human resources, insurance programs, management information systems and the like. This agreement is described below, see “—Business Management Agreement with RMR.”
Business Management Agreement with RMR. Under our business management agreement with RMR, we pay RMR an annual business management fee equal to 0.6% of the sum of our fuel gross margin (which is our fuel revenues less our fuel cost of goods sold) plus our total nonfuel revenues. The fee is payable monthly and totaled approximately $14.0 million for 2021.
The current term of our business management agreement with RMR ends on December 31, 2022, and automatically renews for successive one year terms unless we or RMR gives notice of non-renewal before the end of an applicable term. RMR may terminate the business management agreement upon 120 days’ written notice, and we have the right to terminate the business management agreement upon 60 days’ written notice, subject to approval by a majority vote of our Independent Directors. If we terminate or do not renew the business management agreement other than for cause, as defined, we are obligated to pay RMR a termination fee equal to 2.875 times the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of termination or nonrenewal.
Expense Reimbursement. Pursuant to our business management agreement, we are also generally responsible for all of our expenses and certain expenses incurred or arranged by RMR on our behalf. RMR also provides internal audit services to us in return for our share of the total internal audit costs incurred by RMR for us and other RMR Clients, which amounts are subject to approval by our Compensation Committee. Our Audit Committee appoints our Director of Internal Audit and our Compensation Committee approves our portion of internal audit costs incurred by RMR. The internal audit costs allocated to and paid by us were approximately $0.26 million for the year ended December 31, 2021. These amounts are in addition to the business management fees paid to RMR.
Transition Services. In addition, RMR has agreed to provide certain transition services to us for 120 days following termination by us or notice of termination by RMR.
Vendors. Pursuant to our business management agreement, RMR may from time to time negotiate on our behalf with certain third party vendors and suppliers for the procurement of services to us. As part of this arrangement, we may enter agreements with RMR and other companies to which RMR provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.
Stock Awards to RMR Employees. We award Common Shares to certain employees of RMR under our equity compensation plan who are not also Directors, officers or employees of the Company. During 2021, we awarded approximately 29,000 Common Shares to such persons. Those awards had an aggregate value of approximately $1.4 million, based upon the closing prices of the Common Shares on the Nasdaq on the date of the award. One fifth of those stock awards vested on the date of the award and one fifth vests on each of the next four anniversaries of the date of the award. These stock awards to RMR employees are in addition to the fees we pay to RMR and the stock awards to our Directors, officers and employees (some of whom are also officers and employees of RMR).
On occasion, we have entered into arrangements with former employees of RMR in connection with the termination of their employment with RMR, providing for the acceleration of vesting of Common Share awards previously awarded to them under our equity compensation plan.The aggregate value of the Common Share awards we so accelerated, measured as of the effective dates of acceleration, was $0.1 million, in aggregate, for the year ended December 31, 2021.

TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement   A-3

Sale of Property. In May 2021, we sold a property located in Mesquite, Texas to Industrial Logistics Properties Trust (“ILPT”), for a sales price of $2.2 million, excluding selling costs of $15,000. RMR provides management services to ILPT and Mr. Portnoy serves as the chair of the board of trustees and as a managing trustee of ILPT.
Other. RMR conducts a Leadership Development Program for which certain of its employees take part in a rotational program, working at each of the Company, RMR, and certain other RMR Clients. The employee remains on RMR’s payroll during this rotational program and we reimburse RMR for the applicable employee costs for the period of time that the employee works for the Company. The amount recognized as expense for these costs for the year ended December 31, 2021, was approximately $0.2 million.
The foregoing descriptions of our agreements with RMR and SVC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC’s website, www.sec.gov. We may engage in additional transactions with related persons, including businesses to which RMR provides management services.

A-4   TRAVELCENTERS OF AMERICA INC.  2022 Proxy Statement

THANK YOU
Thank you for being a stockholder of TravelCenters of America Inc.

INVESTOR RELATIONS TRAVELCENTERS OF AMERICA INC. 255 WASHINGTON STREET, SUITE 300 NEWTON, MASSACHUSETTS 02458 TRAVELCENTERS OF AMERICA INC. 1. Election of Directors. Nominee (for Independent Director in Class III): Lisa Harris Jones Nominee (for Independent Director in Class III): Rajan C. Penkar 2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2022 fiscal year. The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposal 2. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE
REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. For Withhold ! ! ! AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on June 8, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on June 8, 2022. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to TravelCenters of America Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY VIRTUALLY ATTENDING THE MEETING During The Meeting - Go to https://www.viewproxy.com/TravelCentersofAmerica/2022 You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by TravelCenters of America Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. SCAN TO VIEW MATERIALS & VOTE TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D77100-P70871 For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

TRAVELCENTERS OF AMERICA INC. ANNUAL MEETING OF STOCKHOLDERS June 9, 2022, 9:30 a.m., Eastern time TravelCenters of America Inc. Virtually via the Internet at https://www.viewproxy.com/TravelCentersofAmerica/2022 The 2022 Annual Meeting of Stockholders of TravelCenters of America Inc. will address the following items of business: 1. Election of the Directors named in the Proxy Statement to the Company's Board of Directors; 2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2022 fiscal year; and 3. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. Please see the Proxy Statement for attendance instructions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. TRAVELCENTERS OF AMERICA INC. ANNUAL MEETING OF STOCKHOLDERS June 9, 2022, 9:30 a.m., Eastern time Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2022 Annual Meeting of Stockholders of TravelCenters of America Inc. (the "Company"), including the Company's annual report and proxy statement, are available on the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of TravelCenters of America Inc. The undersigned stockholder of the Company hereby appoints Jennifer B. Clark and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2022 Annual Meeting of Stockholders of the Company to be held virtually via the Internet at https://www.viewproxy.com/TravelCentersofAmerica/2022, on June 9, 2022, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2022 Annual Meeting of Stockholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS
GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. D77101-P70871 Proxy